UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Commencement of Debt Tender Offers

On December 4, 2023, Dell Technologies Inc. (the “Company”) issued a press release announcing that Dell Inc., its wholly-owned subsidiary (“Dell”), has commenced tender offers (the “Tender Offers”) to purchase for cash up to $500.0 million maximum aggregate principal amount of 3.450% Senior Notes due 2051 (the “2051 Notes”), 3.375% Senior Notes due 2041 (the “2041 Notes”), 8.350% Senior Notes due 2046 (the “2046 Notes”), 8.100% Senior Notes due 2036 (the “2036 Notes”), 6.020% Senior Notes due 2026 (the “2026 Notes”), 5.850% Senior Notes due 2025 (the “2025 Notes”) and 4.000% Senior Notes due 2024 (the “2024 Notes”), each co-issued by Dell International L.L.C. and EMC Corporation, which are wholly-owned subsidiaries of Dell (the “co-issuers”), subject to market conditions and other factors. In addition, the Tender Offers for (i) the 2051 Notes and 2041 Notes are subject to a combined tender sub-cap of $300.0 million aggregate principal amount, (ii) the 2046 Notes and 2036 Notes are subject to a combined tender sub-cap of $250.0 million aggregate principal amount and (iii) the 2026 Notes, 2025 Notes and 2024 Notes are subject to a combined tender sub-cap of $200.0 million aggregate principal amount.

A copy of the press release, which summarizes the basic terms of the Tender Offers, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following documents are herewith filed as exhibits to this report:

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 4, 2023, announcing the commencement of the Tender Offers.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2023	Dell Technologies Inc.

	By:	/s/ Tyler W. Johnson
Tyler W. Johnson
Senior Vice President and Treasurer
(Duly Authorized Officer)